Exhibit 99.1

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EarthLink Investor Overview May 2016

Driving improved cash flow Focusing on growing Enterprise & Mid-Market and Carrier/Transport Working to de-lever balance sheet Company History Building consumer ISP Heavy sales and marketing spend Acquired several companies Business services became ~80% of revenues Running consumer ISP for cash flow >20% annual revenue declines 1994 - 2007 2014 - 2016 2007 - 2010 2010 - 2013

EarthLink’s Multi-year Journey to Leadership We are becoming stronger. We have stabilized the business, improved performance, and we are investing in and positioning for growth. Lead Grow Perform Stabilize Q1 Accomplishments Divested IT Services assets (“ITS”) Made further progress in go-to-market transformation Invested to develop key products Continued recent de-levering by reducing gross debt $42 million in Q1 2016

Business Unit Operations Update Operating Strategy Consumer Small Business Carrier / Transport Enterprise & Mid-Market Revenue continues to flatten Churn continues near record low Launched new HyperLink fiber access product Demand and sales strong again in Q1 with near-record quarter Investing in network to expand reach and capacity Developing new products to expand growth opportunity Q1 ‘16 Results Manage for cash, protect revenue. Refining base management to reduce churn, increase renewals Developing products to improve retention Go-to-market transformation is progressing, Partner channel is leading the way ITS sale helped focus product portfolio on/around the network Leverage Fiber Routes. Invest to Drive Growth. Invest in Service capabilities. Revamp Go-to-Market motion to Drive Growth.

EarthLink Customers Enterprise & Mid-Market Retailers Restaurants Financial institutions Healthcare providers Professional service firms Federal and local governments We are experts in managing networks for the retail and service industries.

2012 – 2016 Trends (!) Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures Adjusted EBITDA % for 2016 is based on the mid point of Guidance ranges $(539) Exited TechCare and OSDA Sold IT Services assets Capex will depend on bookings $1,335 $1,241 $1,177 $1,097 $950 - $975 $500 $1,000 $1,500 2012 2013 2014 2015 2016 ($'s in Millions) Revenue $284 $227 $213 $242 $205 - $220 21% 18% 18% 22% 22% 10% 15% 20% 25% 30% 35% 40% $150 $200 $250 $300 2012 2013 2014 2015 2016 ($'s in Millions) Adjusted EBITDA (1)(2) $147 $144 $103 $87 $85 - $105 $50 $75 $100 $125 $150 $175 2012 2013 2014 2015 2016 ($'s in Millions) Capital Expenditures $8 $(73) $(43) $(1) - $5 -$75 -$50 -$25 $0 $25 2012 2013 2014 2015 2016 ($'s in Millions) Net Income/(Loss)

Q1 2016 Balance Sheet and Cash Flow We repaid $42M of debt in Q1 ’16 Reduced net debt by $12M Repaid outstanding revolver balance of $35M Purchased $7M of our 8 7/8% Sr. Notes at 100.4 Since the end of 2014, we have materially strengthened the balance sheet Gross debt $133M lower than Q4 ‘14 Net debt $60M lower than Q4 ’14 Annual Debt Service down $12M (24%) Total debt/Adj. EBITDA ratio below 2.0x As of December 31, 2015, $35 million outstanding Credit Facility debt was recorded on balance sheet as $5 million in short-term debt and $30 million in long-term debt. Credit Facility balance was fully repaid by March 31, 2015. Excludes capital leases. Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures. Historically, changes to Net Working Capital have been seasonally negative in Q1. Balance Sheet Highlights (figures in millions) Q1 '15 Q4 '15 Q1 '16 EarthLink Cash 108 $ 91 $ 61 $ 8 7/8% Senior Notes due 2019 279 174 167 (Callable at 104.4. Next call in May at 102.2) 7 3/8% Senior Secured Notes due 2020 300 300 300 (First call in June at 105.5) $135 M Credit Facility - (L + 325-350) (1) - 35 - Total Debt (2) 579 509 467 Net Debt 471 $ 418 $ 406 $ TTM Adjusted EBITDA (3) 224 $ 242 $ 241 $ Total Debt/Adj. EBITDA (3) 2.6x 2.1x 1.9x Net Debt/Adj. EBITDA (3) 2.1x 1.7x 1.7x Annual Run Rate Debt Service 47 $ 39 $ 37 $ TTM Adjusted EBITDA (3) /Annual Debt Svc. 4.8x 6.2x 6.5x Cash Flow Summary (figures in millions) Q1 '16 Beginning Cash & Cash Equivalents 91 $ Adjusted EBITDA (3) 62 Capital Expenditures (19) Integration & Restructuring (6) Proceeds from asset sale 26 Debt Repurchase & Credit Facility Repayment (43) Dividends (7) Other/Changes in Net Working Capital (4) (44) Ending Cash & Cash Equivalents 61 $

Original guidance as of February 2016 Revised guidance as of May 2016 $ Millions Low High Low High Revenue $950 $975 $950 $975 Q1 Adjusted EBITDA includes $7.0M in settlements and one-time items ($3.1M revenue and $3.9M cost of revenue). Maintaining full year guidance for revenue and Adj. EBITDA. Adjusted EBITDA(1) $205 $220 $205 $220 Capital Expenditures $85 $105 $85 $105 Q1 Capex seasonally low. Full year 2016 capex will depend on bookings. Net Income/(Loss) $(7) $1 $(1) $5 Increasing Net Income guidance to include gain on ITS sale. 2016 Full Year Guidance Adjusted EBITDA is a Non-GAAP measure. See appendix for additional information on non-GAAP measures

Approximately $680 million in Federal NOLs 29K Route Miles of Fiber $155 million LTM Unlevered Free Cash Flow(1) More than $900 million of recurring revenue Unlevered Free Cash Flow is a Non-GAAP measure. See appendix for additional information on non-GAAP measures. More than 750K customer relationships History of disciplined cost management and cash generation EarthLink – Investment Highlights

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Q1 2016 Business Unit Revenue & Gross Margin Enterprise & Mid-Market Pricing actions provided ~$3M in revenue in Q1 $1.7 M in favorable settlements and one-time items ITS sale in February removed ~$2M in monthly revenue Small Business Pricing actions provided ~$2M in revenue in Q1 ITS sale in February removed ~$1M in monthly revenue Focus on reducing churn with better account management, new products Carrier/Transport Continued strong demand in Q1 $1.4M in favorable settlements and one-time items Consumer Q1 churn near all-time low and 10 bps lower than 2015 average churn NOTES: For Q1, Q2, Q3, Q4 ’15, and Q1 ‘16, Enterprise & Mid-Market Revenue includes settlements of $1.1M, $0.5M, $0.6M and $0.2M and Small Business revenue includes settlements of $1.7 M, $0.3M, $0.4M, $0.5M and $XXXM. For Q1, Q2, Q3, Q4 ’15, and Q1 ‘16, Carrier/Transport Revenue includes settlements and adjustments of $(0.8)M, $0.2M, $0.3M, $0.2M, and $XXXM. Consumer Revenue includes revenue adjustments of $0.6M in Q2 ’15 and $0.1M in Q3 ‘15M. For Q1, Q2, Q3, Q4 ’15, and Q1 ‘16, Cost of Revenue for the business segments includes adjustments and settlements of $3.6M, $3.1M, $4.1M, $2.2M and $XXXM. Consumer Cost of Revenue includes unfavorable adjustments of $0.5M in Q2 ’15 and $0.2M in Q3 ‘15. Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Revenue Enterprise & Mid-Market $114.4 $114.4 $110.1 $106.2 $104.7 Small Business 79.1 79.0 72.9 66.5 62.1 Carrier/Transport 32.9 34.1 34.2 34.3 36.1 Consumer 56.1 56.1 53.8 53.3 51.4 Total Revenues $282.4 $283.7 $270.9 $260.2 $254.3 Gross Margin Enterprise & Mid-Market $58.1 $58.2 $55.5 $51.8 $53.1 Small Business 41.5 43.9 38.8 33.6 32.4 Carrier/Transport 17.3 18.7 19.4 18.4 20.6 Consumer 36.1 35.9 34.9 34.6 32.9 Total Gross Margin $153.0 $156.6 $148.5 $138.5 $139.1 Gross Margin (%) Enterprise & Mid-Market 50.8% 50.8% 50.4% 48.8% 50.7% Small Business 52.5% 55.6% 53.2% 50.6% 52.2% Carrier/Transport 52.6% 54.8% 56.7% 53.9% 57.1% Consumer 64.4% 63.9% 64.8% 65.1% 64.0% Total Gross Margin (%) 54.2% 55.2% 54.8% 53.3% 54.7% Business Unit

Q1 2016 Operating & Financial Results Adjusted EBITDA, Adjusted EBITDA Margin and Unlevered Free Cash Flow are Non-GAAP measures. See appendix for additional information on non-GAAP measures. Fully Diluted Weighted Average Shares Overall revenue down $6M QoQ, due to ITS sale and expected churn, offset by settlements and pricing actions Gross margin higher due to settlements, pricing actions, network grooming SG&A Expenses 15% lower than Q1 ’15, partially due to ITS sale Highest level of EBITDA margin since XXXX Net Income includes benefit of gain on ITS Sale ($5.7M), strong Adj. EBITDA We produced $43M in Unlevered Free Cash Flow in the quarter $ Millions Q1 '15 Q4 '15 Q1 '16 Var to Q4 '15 Var to Q1 '15 Revenue 282.4 $ 260.2 $ 254.3 $ (5.9) $ (28.1) $ Cost of Revenue 129.5 121.7 115.2 (6.5) (14.3) Gross Margin 153.0 $ 138.5 $ 139.1 $ 0.6 $ (13.9) $ Gross Margin % 54.2% 53.2% 54.7% 1.5% 0.5% Selling, G&A Expenses 95.3 88.4 81.4 (7.0) (13.9) Adjusted EBITDA (1) 61.1 $ 53.9 $ 61.7 $ 7.8 $ 0.6 $ Adjusted EBITDA Margin % (1) 21.6% 20.7% 24.3% 3.6% 2.7% Net Income/(Loss) (10.5) $ (12.3) $ 7.9 $ 20.1 $ 18.3 $ Shares Outstanding (2) 103 104 108 4 5 Earnings Per Share (0.10) $ (0.12) $ 0.07 $ 0.19 $ 0.17 $ Capital Expenditures 17.5 27.1 18.6 (8.5) 1.1 Unlevered Free Cash Flow (1) 43.6 26.8 43.2 16.4 (0.5)

Product Strategy Summary Portfolio Strategy Next Gen WAN UCaaS Value Added Services Product Examples Conferencing (audio/video) Collaboration services Hosted Contact Center Hosted Voice SIP Messaging Professional Services Security WiFi Cloud connect / surveillance Network management Already leader in Retail Improving solutions and bundles Expanding footprint Success with Hosted Voice and Hosted Contact Center Strong growth potential Enhance value of network + SD-WAN IPSec VPN APO Hybrid WAN MPLS

Fiber & Infrastructure: We have a robust fiber network on the east coast encompassing ~29k route miles and approximately 256k fiber miles. Many of these routes are unique and enable us to provide physical diversity for large wholesale customers Fiber Asset Summary The original owners’ cost to build our current fiber network was over $3 billion

EarthLink Non-GAAP Measures Adjusted EBITDA is defined as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and long-lived assets, restructuring, acquisition and integration-related costs, gain on sale of business and loss on extinguishment of debt. Unlevered Free Cash Flow is defined as net income (loss) before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and long-lived assets, restructuring, acquisition and integration-related costs, gain on sale of business and loss on extinguishment of debt, less cash used for purchases of property and equipment. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by total revenue. Adjusted EBITDA, Unlevered Free Cash Flow and Adjusted EBITDA Margin are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These non-GAAP financial measures are commonly used in the industry and are presented because management believes they provide relevant and useful information to investors. Management uses these non-GAAP financial measures to evaluate the performance of its business and determine bonuses. Management believes that excluding the effects of certain non-cash and non-operating items enables investors to better understand and analyze the current period’s results and provides a better measure of comparability. There are limitations to using these non-GAAP financial measures. Adjusted EBITDA, Unlevered Free Cash Flow and Adjusted EBITDA Margin are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies. Adjusted EBITDA, Unlevered Free Cash Flow and Adjusted EBITDA Margin should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. GAAP. Non GAAP Information

2016 Guidance Non GAAP Reconciliation Year Ending December 31, 2016 Net Income ($1) - $5 Interest expense and other, net 44 - 46 Income tax expense/(benefit) (0) - 1 Depreciation and amortization 138 - 140 Stock-based compensation expense 16 - 17 (Gain on sale)/Loss on extinguishment of debt (6) Restructuring, acquisition and integration-related costs 14 - 17 Adjusted EBITDA $205 - $220 EarthLink Holdings Corp. Reconciliation of Adjusted EBITDA to Net Income/(Loss) (in millions)

Historical Non GAAP Reconciliations March 31, December 31, March 31, December 31, December 31, December 31, December 31, 2015 2015 2016 2012 2013 2014 2015 Net income (loss) (10,483) $ (12,282) $ 7,867 $ 7,520 $ (538,827) $ (72,752) $ (43,210) $ Interest expense and other, net 13,937 11,192 11,109 63,416 58,606 56,261 50,972 Income tax provision (benefit) 351 (91) 951 (1,331) 211,231 (4,744) 2,730 Depreciation and amortization 47,264 46,826 40,199 183,165 183,114 186,872 188,315 Stock-based compensation expense 3,415 3,730 4,086 10,462 13,275 12,600 14,594 Impairment of goodwill and long-lived assets - - - - 255,599 14,334 - Restructuring, acquisition and integration-related costs 5,372 4,484 3,013 18,244 40,030 20,088 19,320 Gain on sale of business - - (5,727) - - - - Loss on extinguishment of debt 1,286 - 232 - 2,080 - 9,734 Loss from discontinued operations, net of tax - - - 2,418 1,961 381 - Adjusted EBITDA 61,142 $ 53,859 $ 61,730 $ 283,894 $ 227,069 $ 213,040 $ 242,455 $ Total Revenue 282,447 $ 260,237 $ 254,262 $ 1,335,135 $ 1,240,606 $ 1,176,895 $ 1,097,252 $ Adjusted EBITDA Margin 21.6% 20.7% 24.3% 21.3% 18.3% 18.1% 22.1% Three Months Ended Twelve Months Ended EARTHLINK HOLDINGS CORP. Reconciliation of Net income (Loss) to Adjusted EBITDA (in thousands)

Additional Non GAAP Reconciliations March 31, December 31, March 31, 2015 2015 2016 Net income (loss) (10,483) $ (12,282) $ 7,867 $ Interest expense and other, net 13,937 11,192 11,109 Income tax provision (benefit) 351 (91) 951 Depreciation and amortization 47,264 46,826 40,199 Stock-based compensation expense 3,415 3,730 4,086 Restructuring, acquisition and integration-related costs 5,372 4,484 3,013 Gain on sale of business - - (5,727) Loss on extinguishment of debt 1,286 - 232 Purchases of property and equipment (17,529) (27,055) (18,573) Unlevered Free Cash Flow 43,613 $ 26,804 $ 43,157 $ March 31, December 31, March 31, 2015 2015 2016 Net cash provided by operating activities 18,865 $ 41,359 $ 10,630 $ Income tax provision (benefit) 351 (91) 951 Non-cash income taxes (185) (145) (298) Interest expense and other, net 13,937 11,192 11,109 Amortization of debt discount and issuance costs (1,029) (831) (859) Restructuring, acquisition and integration-related costs 5,372 4,484 3,013 Changes in operating assets and liabilities 23,741 (2,324) 36,589 Purchases of property and equipment (17,529) (27,055) (18,573) Other, net 90 215 595 Unlevered Free Cash Flow 43,613 $ 26,804 $ 43,157 $ Net cash (used in) provided by investing activities (17,529) (27,055) 7,427 Net cash used in financing activities (27,416) (10,631) (48,640) EARTHLINK HOLDINGS CORP. Reconciliation of Net Income (Loss) to Unlevered Free Cash Flow (in thousands) Three Months Ended Three Months Ended EARTHLINK HOLDINGS CORP Reconciliation of Net Cash Provided by Operating Activities to Unlevered Free Cash Flow (in thousands)

Cautionary Information Regarding Forward Looking Statements This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. With respect to such forward-looking statements, we seek the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include, without limitation: (1) that we may not be able to execute our strategy to successfully transition to a leading managed network, security and cloud services provider, which could adversely affect our results of operations and cash flows; (2) that we may not be able to increase revenues from our growth products and services to offset declining revenues from our traditional products and services, which could adversely affect our results of operations and cash flows; (3) that if we are unable to adapt to changes in technology and customer demands, we may not remain competitive, and our revenues and operating results could suffer; (4) that failure to achieve operating efficiencies and otherwise reduce costs would adversely affect our results of operations and cash flows; (5) that we may have to undertake further restructuring plans that would require additional charges; (6) that we may be unable to successfully divest non-strategic products, which could adversely affect our results of operations; (7) that acquisitions we complete could result in operating difficulties, dilution, increased liabilities, diversion of management attention and other adverse consequences, which could adversely affect our results of operations; (8) that we face significant competition in our business markets, which could adversely affect our results of operations; (9) that failure to retain existing customers could adversely affect our results of operations and cash flows; (10) that decisions by legislative or regulatory authorities, including the Federal Communications Commission, relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (11) that if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (12) that the continued decline in switched access and reciprocal compensation revenue will adversely affect our results of operations; (13) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (14) that if our larger carrier customers terminate the service they receive from us, our wholesale revenue and results of operations could be adversely affected; (15) that we obtain a majority of our network equipment and software from a limited number of third-party suppliers; (16) that work stoppages experienced by other communications companies on whom we rely for service could adversely impact our ability to provision and service our customers; (17) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (18) that our consumer business is dependent on the availability of third-party network service providers; (19) that we face significant competition in the Internet access industry that could reduce our profitability; (20) that the continued decline of our consumer access subscribers will adversely affect our results of operations; (21) that lack of regulation governing wholesale Internet service providers could adversely affect our operations; (22) that cyber security breaches could harm our business; (23) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (24) that interruption or failure of our network, information systems or other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (25) that our business depends on effective business support systems and processes; (26) that if we, or other industry participants, are unable to successfully defend against disputes or legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (27) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (28) that we may not be able to protect our intellectual property; (29) that we may be unable to hire and retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (30) that unfavorable general economic conditions could harm our business; (31) that government regulations could adversely affect our business or force us to change our business practices; (32) that our business may suffer if third parties are unable to provide services or terminate their relationships with us; (33) that we may be required to recognize impairment charges on our goodwill and other intangible assets, which would adversely affect our results of operations and financial position; (34) that we may have exposure to greater than anticipated tax liabilities and we may be limited in the use of our net operating losses and certain other tax attributes in the future; (35) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our business and industry; (36) that we may require substantial capital to support business growth, and this capital may not be available to us on acceptable terms, or at all; (37) that our debt agreements include restrictive covenants, and failure to comply with these covenants could trigger acceleration of payment of outstanding indebtedness; (38) that we may reduce, or cease payment of, quarterly cash dividends; (39) that our stock price may be volatile; (40) that provisions of our certificate of incorporation, bylaws and other elements of our capital structure could limit our share price and delay a change of control of the company; and (41) that our bylaws designate the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ flexibility in obtaining a judicial forum for disputes with us or our directors, officers or employees. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K.

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